BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund

Supplement dated March 16, 2007 to the
Prospectus dated May 1, 2006

The discussion of the BlackRock Fundamental
 Growth V.I. Fund's (the "Fund") other investment strategies in the section entitled
"Details about the Fund - How the Fund Invests" on p. 12 of the Fund's Prospectus is amended to delete the following sentence:

The Fund may also invest up to 10% of its total assets in the securities of foreign companies.

This sentence is replaced with the
 following sentence:

The Fund may also invest up to 20% of
its total assets in the securities of foreign companies.

In addition, the following sentence is deleted:

The Fund may use derivatives to hedge its investment portfolio against market and currency risks.

This sentence is replaced with the following sentence:

The Fund may use derivatives to hedge its investment
 portfolio against market and currency risks and to seek to enhance returns.






Code #VS-FG-PRO-0307PRO